UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 20, 2025

GREENWAY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-55030	90-0893594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 809-4644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 20, 2025, Greenway Technologies, Inc., a Texas corporation (the “Company”), entered into a term sheet (the “Term Sheet”) with Renewable Elements, LLC, a Texas limited liability company (“Renewable Elements”) pursuant to which the parties contemplate the Company installing a G-ReformerTM pilot site, a commercial demonstration unit, to produce synthesis / hydrogen gas, which will be flared at a site to be agreed by the parties. The Term Sheet is subject to the completion of definitive agreements with respect to the proposed transaction (“definitive agreements”). Renewable Elements paid the Company a non-refundable amount of $1,300,000 in cash (the “deposit”) in connection with the Term Sheet. The Company expects to use the deposit for research and development purposes in connection with the G-ReformerTM in addition to the construction, delivery and installation of the pilot site as well as the equipment, services and facilities to allow for the operation of the pilot site. The deposit will be deducted from any agreed-upon payment amounts to the Company pursuant to the definitive agreements, but the deposit will be retained by the Company if no definitive agreements are executed in consideration for the time, effort and cost expended by the Company in connection with the Term Sheet.

The foregoing description is qualified in its entirety by reference to the Term Sheet, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2025, the Board of Directors of the Company (the “Board”) adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”) following the effectiveness of amendments to the Texas Business Organizations Code (“TBOC”) and in connection with the Board’s periodic review of recent developments involving corporate governance practices and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The amendments effected by the Amended and Restated Bylaws include, among other things:

(a)	adding and clarifying the procedural, eligibility and disclosure requirements governing shareholder requests for special meetings;

(b)	removing the right for shareholders to cumulate votes at any election of directors;

(c)	changing the voting standard for the approval of all matters and the election of directors at a meeting of shareholders (except as otherwise required by Texas law, our certificate of formation or bylaws or the rules of any applicable stock exchange) from a majority of the shares entitled to vote to a majority of votes cast; provided, that (i) in a contested election the directors shall be elected by a plurality of the votes cast, (ii) a majority of votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes “against” that director’s election, (iii) if directors are to be elected by a plurality of the votes cast, shareholders may withhold their vote with respect to a director, but shall not be permitted to vote against a nominee and (iv) “abstentions” and “broker nonvotes” are not counted as votes cast “for” or “against” a matter or a director;

(d)	adding requirements for advance notice and additional information that a shareholder must provide when making a director nomination or proposal at an applicable meeting of shareholders;

(e)	updating the procedural, eligibility and disclosure requirements governing the nomination by shareholders of director candidates for election at a meeting of shareholders, including to address the SEC’s “universal proxy card” rules set forth in Rule 14a-19 of the Exchange Act;

(f)	removing the right for shareholders to act by written consent in lieu of a meeting of shareholders;

(g)	changing the number of directors on the Board from seven to a number of directors determined from time to time solely by resolution of the Board;

(h)	updating the Corporation’s indemnification obligations regarding directors and officers;

(i)	adding new forum selection provisions, which provide that the Business Court in the First Business Court Division of the State of Texas is the exclusive forum for shareholder derivative claims and other certain matters, and that the federal district courts of the United States of America are the exclusive forum for the resolution of any action asserting a claim under the Securities Act of 1933, as amended, or the Exchange Act, in each case to the fullest extent permitted by law and unless the Company consents in writing to the selection of an alternative forum;

(j)	electing to be governed by new Section 21.419 of the TBOC and requiring an ownership threshold requiring any shareholder or group of shareholders to hold shares of common stock sufficient to meet an ownership threshold of at least 3% of our issued and outstanding shares in order to institute or maintain a derivative proceeding;

(k)	adding a waiver of jury trial for “internal entity claims” as defined in the TBOC; and

(l)	making technical and conforming revisions and clarifications.

The Amended and Restated Bylaws, adopted in accordance with Texas law, became effective on May 22, 2025.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

The Company’s common stock currently trades on The OTC Pink Current Market, which will become the OTCID Basic Market effective as of July 1, 2025. The Company applied to have its common stock listed on the OTCID Basic Market, which application has been approved by OTC Markets Group. The transition is expected to take effect upon the OTCID’s launch in July 2025. The OTCID Basic Market is for companies that meet a minimal current information standard and provide management certification, without the qualitative standards of the OTCQX Best Market and OTCQB Venture Market. The Company satisfies and exceeds the minimal current information standard of the OTCID. The Company continues to evaluate all trading platforms that would be most beneficial to its shareholders.

Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Exchange Act. Statements in this Current Report on Form 8-K that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the completion of definitive agreements regarding the proposed transaction described in Item 1.01 (and the use of the deposit by the Corporation), the transition of our common stock to the OTCID and the future transition to any other trading platform. Actual results could differ from those projected in any forward-looking statements due to numerous factors. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this Current Report on Form 8-K are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Greenway Technologies, Inc.

10.1	Term Sheet dated as of May 20, 2025 by and between Greenway Technologies, Inc. and Renewable Elements, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Greenway Technologies, Inc.

By:	/s/ Ransom B. Jones
Ransom B. Jones
Chief Financial Officer

Date: May 23, 2025